UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

I-80 GOLD CORP.

(Exact name of registrant as specified in its charter)

British Columbia	001-41382	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5190 Neil Road, Suite 460 Reno, Nevada, United States	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 525-6450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	IAUX	NYSE American LLC
Common Shares	IAU	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On May 9, 2025, i-80 Gold Corp. (the “Company”) issued two press releases entitled “i-80 Gold Announces US$135 Million Bought Deal Public Offering of Units” and “i-80 Gold Announces Upsizing of Previously Announced Bought Deal Public Offering of Units.” Copies of the press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information contained in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	News Release, dated May 9, 2025 entitled “i-80 Gold Announces US$135 Million Bought Deal Public Offering of Units”

99.2	News Release, dated May 9, 2025 entitled “i-80 Gold Announces Upsizing of Previously Announced Bought Deal Public Offering of Units”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2025

i-80 GOLD CORP.

By:	/s/ Ryan Snow
Name:	Ryan Snow
Title:	Chief Financial Officer